UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2006

CHAPARRAL STEEL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51307	20-2373478

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Ward Road, Midlothian, TX	76065

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 775-8241

(N/A)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure

The information set forth in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. n/a
(b) Pro Forma Financial Information. n/a
(c) Shell Company Transactions. n/a
(d) Exhibits. Exhibit 99.1—Press Release issued June 8, 2006

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2006	CHAPARRAL STEEL COMPANY

	By:	/s/ Robert E. Crawford, Jr.

Vice President and General Counsel

Exhibit  99.1  Press Release Issued June 8, 2006